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Summary Prospectus

Intrepid All Cap Fund

(Ticker: ICMCX)

January 28, 2010

Before you invest, you may want to review the Intrepid All Cap Fund (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated January 28, 2010, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at http://intrepidcapitalfunds.com/download_applications.html.  You can also get this information at no cost by calling 1-866-996-FUND or by sending an e-mail request to prospectus@intrepidcapitalfunds.net.

Investment Objective:  The Intrepid All Cap Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed)	2.00%
Exchange Fee	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distributions and/or Service (12b-1) Fees	0.25%
Other Expenses(1)	1.41%
Total Annual Fund Operating Expenses	2.66%
Fee Waiver/Expense Reimbursement(2)	-0.70%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1) (2)	1.96%
(1) “Other Expenses” includes Acquired Fund Fees and Expenses, which are indirect fees and expenses that funds incur from investing in the shares of other mutual funds (“Acquired Fund(s)”).   The Total Annual Fund Operating Expenses After Fee waiver/Expense Reimbursement for the Fund in the table above differ from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of the prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as Acquired Fund Fees and Expenses.
(2) The Adviser contractually agreed to reduce its fees and/or reimburse the Fund to the extent necessary to ensure that Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding Acquired Fund Fees and Expenses) do not exceed 1.95% of the Fund’s average daily net assets.  This agreement will continue in effect until January 31, 2011, with successive renewal terms of one year unless terminated by the Board of Trustees   prior to any such renewal.  The Adviser has the right to receive reimbursement for fee reductions and/or expense payments made in the prior three fiscal years provided that after giving effect to such reimbursement, Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (excluding Acquired Fund Fees and Expenses) do not exceed 1.95% of the Fund’s average daily net assets in the year of reimbursement. “Other Expenses” are presented before any waivers or expense reimbursements.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

          1 Year               3 Years            5 Years            10 Years
Intrepid All Cap Fund                                                      $199                  $760                 $1,348               $2,941

Portfolio Turnover

       The Fund pays transaction costs, such as commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 93% of the average value of its portfolio.

Principal Investment Strategies: The Fund normally invests at least 80% of its net assets in common stocks of companies of any size capitalization. The Fund invests in undervalued common stocks and believes a common stock is undervalued if the market value of the outstanding common stock is less than the intrinsic value of the company issuing the common stock. The Fund considers the intrinsic value of a company to be the present value of a company’s expected future stream of free cash flows discounted by an appropriate discount rate. After estimating the intrinsic value of a company, the Fund adjusts for debt, cash, and other potential capital (such as minority interest) on the company’s balance sheet. The Fund then makes buy/sell decisions by comparing a company’s market value with its intrinsic value estimates.  The Fund seeks to invest in internally financed companies generating cash in excess of their business needs, with predictable revenue streams, and in industries with high barriers to entry. In determining the presence of these factors, the Fund’s investment adviser reviews periodic reports filed with the SEC as well as industry publications.

Principal Risks: There is a risk that you could lose all or a portion of your invesment in the Fund.  This risk may increase during times of significant market volatility.  The following risks could affect the value of your investment:

●	Market Risk: The risk that certain stocks selected for the Fund’s portfolio may decline in value more than the overall stock market;
●
Small and Medium Capitalization Company Risk: The Fund may invest in small and medium capitalization companies that tend to be more volatile and less liquid than large capitalization companies, which can negatively affect the Fund’s ability to purchase or sell these securities.  Small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies;

●
Value Investing Risk:  The risk associated with the Fund’s investment in companies it considers undervalued relative to their peers or the general stock market where these securities may decline or may not reach what the investment adviser believes are their full value;

●
Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad measure of market performance as well as a more narrowly based index that reflects the market sectors in which the Fund invests.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at www.intrepidcapitalfunds.com.

Intrepid All Cap Fund
Calendar Year Returns as of 12/31/09

During the two year period shown on the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter         June 30, 2009                     14.85%
Worst QuarterDecember 31, 2008               -17.56%

Average Annual Total Returns

(For the period ending December 31, 2009)
  1 Year    Since the Fund’s Inception
     (October 31, 2007)
Return Before Taxes                                                   31.90%                        -2.27%
Return After Taxes on Distributions                             31.79%                             -2.34%
Return After Taxes on Distributions
  and Sale of Fund Shares                                          20.88%                        -1.94%
S&P 500 Index                                                                   26.46%                           -11.99%
Russell 3000 Total Return Index                               28.34%                      -11.70%

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.   In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” will be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

Investment Adviser: Intrepid Capital Management, Inc. is the investment adviser (the “Adviser”) for the Fund.

Portfolio Managers: All of the investment decisions by the Adviser for the Fund are made by a team of three investment professionals led by Gregory Estes.  Gregory Estes has been a Vice President and portfolio manager for the Adviser since 2000.  Mark Travis is a founder and has been the President of the Adviser since 1994.  Eric Cinnamond has been the Vice President/Director of Research of the Adviser since 1998.

Purchasing Shares: Investors may purchase, exchange or redeem Fund shares by mail (Intrepid Capital Management Funds Trust, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-5207, or by telephone at 1-866-996-FUND.  Redemptions by telephone are only permitted upon previously receiving appropriate authorization.  Transactions will only occur on days the New York Stock Exchange is open.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly for information relative to the purchase or sale of Fund shares.  The minimum initial amount of investment in the Fund is $2,500 for all accounts.  Subsequent investments in the Fund for all types of accounts may be made with a minimum investment of $100.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your advisor or visit your financial intermediary’s website for more information.

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